UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21400
Eaton Vance Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)
The Eaton Vance Building, 255 State Street, Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2005

Item 1. Reports to Stockholders

Semiannual Report February 28, 2005

EATON VANCE TAX- ADVANTAGED DIVIDEND INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•             Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•             None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).  In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•             Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•             We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it’s underlying Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

M A N A G E M E N T ‘ S  D I S C U S S I O N  O F  F U N D  P E R F O R M A N C E

Michael R. Mach, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager

Thomas H. Luster, CFA
Co-Portfolio Manager

The Fund

•             Based on share price, Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund), a closed-end fund traded on the New York Stock Exchange, had a total return of 17.95% for the six-month period ended February 28, 2005.(1) This return resulted from an increase in share price from $19.12 on August 31, 2004, to $21.72 on February 28, 2005, and the reinvestment of $0.775 per share in dividend income. Based on the Fund’s most recent dividend and a closing share price of $21.72 on February 28, 2005, the Fund had a market yield of 6.22%.(2)

•             Based on net asset value (NAV), the Fund had a total return of 18.08% for the six months ended February 28, 2005.(1) That return was the result of an increase in NAV per share from $21.14 on August 31, 2004, to $24.04 on February 28, 2005, and the rein-vestment of $0.775 per share in dividend income.

Management Discussion

•             During the six-month period ending February 28, 2005, the  U.S. equity markets extended their recent advance. Two continued drivers of equity market strength during the period were the growing U.S. economy and the more favorable investment tax environment created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The lower tax rates now being applied to long-term capital gains and to qualified dividend income (QDI) are providing equity investors with a tax environment about as favorable as any we have known since the federal income tax was instituted in 1913.

•             Based on the Fund’s objective of providing a high level of after-tax total return, consisting primarily of tax-advantaged dividend income and capital appreciation, the Fund was primarily invested in securities that generated a relatively high level of QDI during the period. At the end of the period, the Fund had approximately 70.6% of total investments invested in common stocks, approximately 27.3% of total investments invested in preferred stocks and 2.1% of total investments in cash equivalents. Within the common stock portfolio, the Fund had 32.2% of total investments invested in utility and telecommunication stocks. An additional 38.4% of the Fund’s total investments were invested in common stocks diversified across the consumer, industrial, energy, health care, financial and materials sectors.

•             The utility stocks owned by the Fund generally outperformed the overall markets in the six-month period ending February 28, 2005. Utility stocks rose during this period as long-term interest rates declined. Historically, utility and other higher-yielding stocks have tended to do well during periods of declining long-term interest rates. Also, during this period, many of the utility companies owned by the Fund experienced strong free cash flow generation. This allowed many of the Fund’s utility holdings to increase their regular dividend payments. In a number of cases, companies held in the Fund’s portfolio also rewarded shareholders with special one-time dividend payments.

•             In addition to the utility stocks mentioned above, the Fund also benefited from being invested in a broadly diversified basket of other dividend-paying common stocks. Consumer-related stocks held by the Fund generally moved higher during the period as consumer spending benefited from strong new job creation. Growing demand and increasing commodity prices generally benefited the Fund’s holdings in the energy and materials sectors.

•             During the period, the returns of the Fund’s stock holdings exceeded the returns of stocks included in the unmanaged Russell 1000 Value Index.(3) More specifically, holdings in the utility, financials, materials, consumer discretionary, consumer staples, industrials, and telecommunications services sectors of the market each outperformed their counterparts in the Russell 1000 Value Index.(3)

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The returns include a dividend declared in the preceding period but paid in the current period. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)     Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares. (2) The Fund’s market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•             On the other hand, during this same period, returns generated by holdings in the information technology, health care and energy sectors lagged those generated by their counterparts in the Russell 1000 Value Index.(3)

•             During the period, preferred stocks owned by the Fund generated returns of approximately 4% in the context of generally higher interest rates. The Fund’s preferred stock holdings outpaced both the preferred stock benchmark and fully-taxable investment grade bonds by approximately 1% and 2% respectively. The preferred stock portion of the Fund performed well as corporate credit quality continued to improve, which helped drive yield spreads between preferreds and riskless rates narrower. In addition, the preferreds produced good relative performance because we have been actively seeking opportunities to reduce interest rate risk and continue to maintain a defensive bias with respect to rising rates.

•             Since the Fund initially issued its Auction Preferred Shares (APS) leverage in December 2003, we have on a number of occasions moved to extend the maturities of these issues. As of February 28, 2005, the Fund’s $700 million in issued and outstanding APS, which equalled approximately 28% of total assets, maintained a weighted average reset period of 171 days. This compares against a weighted average reset of 21 days when the leverage was first issued. By lengthening the maturity of the Fund’s APS in this manner, the Fund has sought to lower its sensitivity to rising short-term interest rates. Use of financial leverage creates an opportunity for increased income, but at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the common shares).

•             The Fund has invested in non-U.S. securities in both its common and preferred portfolios. These investments have provided the Fund with international diversification and dividend yields that are often more attractive than the yields available on stocks issued by similar domestic corporations. As of February 28, 2005, approximately 24.4% of the Fund’s total investments were invested in non-U.S. common stocks. In addition, approximately 15.7% of the Fund’s total investments were invested in “Yankee” preferreds. Yankee preferreds are preferred stocks generally issued by large, highly-rated, European financial institutions but denominated in U.S. dollars.

•             During the last six months, the Fund has twice increased its monthly dividend. The first increase, announced in September 2004, was from $0.1075 to $0.1100 per share, and the second increase, announced in December 2004, was from $0.1100 to $0.1125 per share. The amount of monthly dividend distributions may vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on common shares could change.

•             All of the dividends paid by the Fund in fiscal 2004 were qualified dividends subject to federal income tax at long-term capital gain rates (up to 15%) if certain holding period and other requirements have been met by receiving shareholders.

•             The increases in the monthly dividend reflect both the effective implementation of the Fund’s dividend capture strategy and the significant number of dividend increases announced by companies represented in the Fund’s common stock portfolio. The Fund’s dividend capture strategy is a trading strategy designed to enhance the level of tax-advantaged QDI earned by the Fund. By implementing its dividend capture strategy, the Fund has been able to collect a greater number of dividend payments over the last six months than it would have collected by simply adhering to a buy-and-hold strategy. There can be no assurance that the dividend capture strategy will continue to be successful in the future.

•             The Fund’s investment approach is to buy a diversified portfolio of dividend-paying stocks, whether common or preferred, of companies characterized by strong business franchises and solid balance sheets. For common stocks, we generally focus on companies that offer the potential for growth of income and capital appreciation over time. For preferred stocks, we take into consideration the interest rate sensitivity of the investment and our interest rate expectations. We also maintain our discipline of buying shares in such companies only when we believe they are inexpensive or undervalued relative to the overall market.

•             Given the historically low tax rates now applied to QDI, more companies are paying dividends and many others are growing their dividends at an accelerated rate. This is providing a new concept of growth, a concept of dividend growth that we believe conservative investors are coming to appreciate more and more.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

P E R F O R M A N C E

Performance*

Average Annual Total Returns (by share price, New York Stock Exchange)

One Year	11.87%
Life of Fund (9/30/03)	16.33%

Average Annual Total Returns (at net asset value)

One Year	21.02%
Life of Fund (9/30/03)	24.95%

*               Performance results reflect the effects of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The returns include a dividend declared in the preceding period but paid in the current period. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Asset Allocation**

By total investments

**           Asset Allocation subject to change due to active management.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks - 98.2%
Security	Shares	Value
Apparel - 0.9%
VF Corp.	275,000	$16,434,000
		$16,434,000
Building Materials - 1.1%
Stanley Works (The)	400,000	$18,500,000
		$18,500,000
Chemicals - 2.5%
Dow Chemical Co. (The)	400,000	$22,060,000
Lyondell Chemical Co.	500,000	16,925,000
RPM, Inc.	250,000	4,682,500
		$43,667,500
Coal - 0.7%
Peabody Energy Corp.	125,000	$12,137,500
		$12,137,500
Commercial Banks - 13.6%
Associated Banc-Corp.	300,000	$9,618,000
Bank of America Corp.	1,150,000	53,647,500
Bank of Hawaii Corp.	150,000	6,828,000
Bank of Nova Scotia(1)	400,000	13,008,000
Canadian Imperial Bank of Commerce(1)	200,000	11,204,035
Comerica, Inc.	150,000	8,562,000
North Fork Bancorporation, Inc.	500,000	14,405,000
Royal Bank of Scotland Group PLC(1)	700,000	24,003,493
SunTrust Banks, Inc.	205,926	14,917,279
Wachovia Corp.	900,000	47,709,000
Washington Mutual, Inc.	125,000	5,245,000
Wells Fargo & Co.	500,000	29,690,000
		$238,837,307
Commercial Services & Supplies - 0.9%
Donnelley (R.R.) & Sons Co.	450,000	$14,944,500
		$14,944,500
Distributors - 0.6%
Genuine Parts Co.	250,000	$10,820,000
		$10,820,000

Security	Shares	Value
Diversified Telecommunication Services - 15.4%
Alltel Corp.	50,000	$2,860,000
BellSouth Corp.	550,000	14,190,000
BT Group PLC(1)	6,250,000	25,064,707
SBC Communications, Inc.	1,800,000	43,290,000
Sprint Corp.	900,000	21,312,000
TDC A/S(1)	500,000	22,486,814
Telecom Corp. of New Zealand Ltd.(1)	2,241,177	10,437,176
Telecom Italia SPA(1)	12,000,000	37,944,827
Telefonos de Mexico SA ADR(1)	850,000	33,328,500
Telstra Corp. Ltd.(1)	2,000,000	8,349,452
Verizon Communications, Inc.	1,400,000	50,358,000
		$269,621,476
Electrical / Electronic Manufacturer - 2.1%
Cooper Industries Ltd., Class A(1)	225,000	$15,608,250
Emerson Electric Co.	150,000	9,948,000
Nokia Oyj ADR(1)	750,000	12,105,000
		$37,661,250
Electronics-Instruments - 0.7%
Raytheon Company	300,000	$11,472,000
		$11,472,000
Financial Services - 3.0%
Citigroup, Inc.	1,000,000	$47,720,000
JPMorgan Chase & Co.	125,000	4,568,750
		$52,288,750
Food Products - 0.9%
Sara Lee Corp.	700,000	$15,680,000
		$15,680,000
Hotels, Restaurants and Leisure - 0.9%
Harrah's Entertainment, Inc.	250,000	$16,397,500
		$16,397,500
Household Products - 0.8%
Kimberly-Clark Corp.	200,000	$13,196,000
		$13,196,000

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Industrial Conglomerates - 1.7%
General Electric Co.	500,000	$17,600,000
Honeywell International, Inc.	300,000	11,391,000
		$28,991,000
Insurance - 2.1%
Allstate Corp. (The)	200,000	$10,736,000
Fidelity National Financial, Inc.	260,000	11,502,400
Mercury General Corp.	75,000	4,114,500
XL Capital Ltd., Class A(1)	150,000	11,250,000
		$37,602,900
Machinery - 0.9%
Caterpillar, Inc.	175,000	$16,633,750
		$16,633,750
Metals and Mining - 1.8%
Cia Vale do Rio Doce ADR(1)	487,500	$17,062,500
Freeport-McMoran Copper & Gold, Inc., Class B	200,000	8,364,000
Worthington Industries, Inc.	300,000	6,285,000
		$31,711,500
Oil and Gas - 10.5%
BP PLC ADR(1)	800,000	$51,936,000
ChevronTexaco Corp.	1,000,000	62,080,000
ConocoPhillips	200,000	22,178,000
Marathon Oil Corp.	1,000,000	47,340,000
		$183,534,000
Pharmaceuticals - 2.1%
Abbott Laboratories	400,000	$18,396,000
Merck & Co., Inc.	100,000	3,170,000
Pfizer, Inc.	600,000	15,774,000
		$37,340,000
REITS - 0.8%
Camden Property Trust	150,000	$6,960,000
Shurgard Storage Centers, Inc., Class A	16,667	662,347
Weingarten Realty Investors	150,000	5,524,500
		$13,146,847

Security	Shares	Value
Retail-General - 0.9%
May Department Stores Co. (The)	450,000	$15,529,500
		$15,529,500
Retail-Specialty and Apparel - 1.2%
Limited, Inc. (The)	900,000	$21,402,000
		$21,402,000
Tobacco - 3.4%
Altria Group, Inc.	900,000	$59,085,000
		$59,085,000
Utilities-Electrical and Gas - 25.7%
Alliant Energy Corp.	300,000	$8,025,000
Ameren Corp.	132,000	6,794,040
Centerpoint Energy, Inc.	200,000	2,396,000
Dominion Resources, Inc.	300,000	21,609,000
E.ON AG(1)	500,000	45,200,028
Edison International	1,500,000	48,720,000
Endesa SA(1)	300,000	6,796,962
Enel SPA(1)	5,043,400	48,639,846
Energy East Corp.	300,000	7,716,000
Entergy Corp.	50,000	3,456,000
Exelon Corp.	75,000	3,402,000
FirstEnergy Corp.	350,000	14,434,000
Fortum Oyj(1)	1,200,000	23,059,945
FPL Group, Inc.	250,000	19,837,500
National Grid Transco PLC(1)	4,500,000	43,596,175
Pepco Holdings, Inc.	1,000,000	22,040,000
RWE AG(1)	800,000	48,797,382
SCANA Corp.	200,000	7,608,000
Scottish Power PLC(1)	4,100,000	32,410,344
Sempra Energy	500,000	20,000,000
Southern Co. (The)	500,000	16,060,000
		$450,598,222
Water Utilities - 3.0%
Severn Trent PLC(1)	1,000,000	$17,555,134
United Utilities PLC(1)	2,000,000	23,869,987

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Water Utilities (continued)
Veolia Environment(1)	300,000	$10,442,038
		$51,867,159
	Total Common Stocks (identified cost, $1,346,817,278)	$1,719,099,661
Preferred Stocks - 37.9%
Security	Shares	Value
Commercial Banks - 14.9%
Abbey National Capital Trust I, 8.963%(1)(2)	155,000	$22,481,369
Abbey National PLC, 7.375%(1)	390,200	10,262,260
ABN AMRO Capital Funding Trust VII, 6.08%(1)	253,000	6,390,780
ABN AMRO North America, Inc., 7.150%(1)(3)	303,700	7,810,800
Barclays Bank PLC, 6.86%(1)(2)(3)	35,000	4,090,737
Barclays Bank PLC, 8.55%(1)(2)(3)	141,000	17,252,704
BNP Paribas Capital Trust, 9.003%(1)(2)(3)(4)	123,950	15,216,747
BSCH Finance Ltd., 8.625%(1)	35,000	914,200
CA Preferred Fund Trust II, 7.00%(1)(2)	50,000	5,346,685
CA Preferred Fund Trust, 7.00%(1)(2)	255,000	27,150,538
Cobank, ABC, 7.00%(3)	400,000	21,552,800
Den Norske Bank, 7.729%(1)(2)(3)	160,000	18,744,656
First Republic Bank, 6.70%	576,700	15,161,443
HSBC Capital Funding LP, 9.547%(1)(2)(3)	205,000	25,460,446
Lloyds TSB Bank PLC, 6.90%(1)(2)	110,000	11,546,513
Royal Bank of Scotland Group PLC, 8.10%(1)	31,000	841,340
Royal Bank of Scotland Group PLC, 8.50%(1)	3,500	92,330
Royal Bank of Scotland Group PLC, 9.118%(1)(2)	256,250	31,588,091
Standard Chartered PLC, 8.90%(1)(2)	18,000	2,008,546
UBS Preferred Funding Trust I, 8.622%(1)(2)	150,000	18,195,960
		$262,108,945
Financial Services - 2.1%
BBVA Preferred Capital Ltd., 7.75%(1)	252,300	$6,673,335
Lehman Brothers Holdings, Inc., 3.34%(4)	100,000	2,569,000
Prudential PLC, 6.50%(1)(2)	265,000	27,052,181
		$36,294,516
Food Products - 1.5%
Dairy Farmers of America, 7.875%(3)	220,000	$23,079,386
Ocean Spray Cranberries, Inc., 6.25%(3)	47,500	3,908,362
		$26,987,748

Security	Shares	Value
Insurance - 7.0%
Ace Ltd., 7.80%(1)	855,275	$22,887,159
AXA, 7.10%(1)(2)	200,000	21,176,760
ING Capital Funding Trust III, 8.439%(1)(2)	105,750	12,672,414
ING Groep NV, 7.05%(1)	313,600	8,247,680
ING Groep NV, 7.20%(1)	473,155	12,581,191
PartnerRe Ltd., 6.50%(1)	200,000	5,040,000
PartnerRe Ltd., 6.75%(1)	98,200	2,518,830
RenaissanceRe Holdings Ltd., 6.08%(1)	215,600	5,286,512
XL Capital Ltd., 7.625%(1)	356,140	9,551,675
XL Capital Ltd., Series A, 8.00%(1)	142,765	3,933,176
Zurich Regcaps Fund Trust I, 6.58%(1)(3)	6,000	5,966,250
Zurich Regcaps Fund Trust VI, 3.51%(1)(3)(4)	12,500	12,167,969
		$122,029,616
REITS - 10.6%
AMB Property Corp., 6.75%	426,000	$10,905,600
Colonial Properties Trust, 8.125%	577,000	15,146,250
Developers Diversified Realty Corp., 7.35%	160,000	4,134,400
Developers Diversified Realty Corp., 8.00%	250,000	6,577,500
Federal Realty Investment, 8.50%	50,000	1,342,500
Health Care REIT, Inc., 7.875%	170,100	4,366,467
Prologis Trust, 6.75%	1,500,000	38,250,000
PS Business Parks, Inc., 7.00%	400,000	10,060,000
PS Business Parks, Inc., 7.95%	400,000	10,600,000
Public Storage, Inc., 6.85%	1,600,000	40,150,080
Regency Centers Corp., 7.45%	45,000	1,170,450
Shurgard Storage Centers, 8.75%	20,000	518,200
Vornado Realty Trust, 7.00%	1,600,000	41,850,080
		$185,071,527
Utilities-Electrical and Gas - 1.8%
Interstate Power & Light Co., 7.10%	181,400	$5,096,215
Southern Union Co., 7.55%	965,000	26,701,550
		$31,797,765
Total Preferred Stocks (identified cost, $651,519,539)		$664,290,117

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Commercial Paper - 2.7%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., 2.60%, 3/1/05	$33,300	$33,300,000
Prudential Funding, LLC, 2.50%, 3/3/05	15,000	14,997,917
Total Commercial Paper (at amortized cost, $48,297,917)		$48,297,917
Short-Term Investments - 0.2%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company, Time Deposit, 2.60%, 3/1/05	$3,164	$3,164,000
Total Short-Term Investments (at amortized cost, $3,164,000)		$3,164,000
	Total Investments - 139.0% (identified cost, $2,049,798,734)	$2,434,851,695
	Other Assets, Less Liabilities - 1.0%	$16,514,387
	Auction Preferred Shares Plus Cumulative Unpaid Dividends - (40.0)%	$(700,261,250)
	Net Assets Applicable to Common Shares - 100.0%	$1,751,104,832

ADR - American Depository Receipt

(1)  Foreign security.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2005, the aggregate value of the securities is $155,250,857 or 8.9% of the Fund's net assets.

(4)  Variable rate security.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	59.9%	$1,459,545,266
United Kingdom	15.2	371,112,357
Germany	3.9	93,997,410
Italy	3.6	86,584,673
France	3.2	79,332,768
Cayman Islands	2.3	55,209,545
Netherlands	2.0	47,702,865
Switzerland	1.5	36,330,179
Finland	1.4	35,164,945
Mexico	1.4	33,328,500
Bermuda	1.2	28,453,592
Canada	1.0	24,212,035
Denmark	0.9	22,486,814
Norway	0.8	18,744,656
Brazil	0.7	17,062,500
New Zealand	0.4	10,437,176
Australia	0.3	8,349,452
Spain	0.3	6,796,962
Total	100%	$2,434,851,695

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 2005

Assets
Investments, at value (identified cost, $2,049,798,734)	$2,434,851,695
Cash	73,042
Receivable for investments sold	19,698,395
Dividends and interest receivable	6,907,447
Prepaid expenses	376,588
Tax reclaim receivable	106,125
Total assets	$2,462,013,292
Liabilities
Payable for investments purchased	$10,445,449
Accrued expenses	201,761
Total liabilities	$10,647,210
Auction preferred shares (28,000 shares outstanding) at liquidation value plus cumulative unpaid dividends	700,261,250
Net assets applicable to common shares	$1,751,104,832
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 72,835,900 shares issued and outstanding	$728,359
Additional paid-in capital	1,382,213,413
Accumulated net realized loss (computed on the basis of identified cost)	(21,417,064)
Accumulated undistributed net investment income	4,518,964
Net unrealized appreciation (computed on the basis of identified cost)	385,061,160
Net assets applicable to common shares	$1,751,104,832
Net Asset Value Per Common Share
($1,751,104,832 ÷ 72,835,900 common shares issued and outstanding)	$24.04

Statement of Operations

For the Six Months Ended
February 28, 2005

Investment Income
Dividends (net of foreign taxes, $476,125)	$59,706,642
Interest	382,895
Total investment income	$60,089,537
Expenses
Investment adviser fee	$9,920,944
Trustees' fees and expenses	10,917
Preferred shares remarketing agent fee	867,807
Custodian fee	228,475
Printing and postage	87,388
Legal and accounting services	53,702
Transfer and dividend disbursing agent fees	32,528
Miscellaneous	87,361
Total expenses	$11,289,122
Deduct - Reduction of custodian fee	$53
Reductions of investment adviser fee	2,361,008
Total expense reductions	$2,361,061
Net expenses	$8,928,061
Net investment income	$51,161,476
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$(2,117,580)
Foreign currency transactions	55,777
Net realized loss	$(2,061,803)
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$217,675,491
Foreign currency	(62,524)
Net change in unrealized appreciation (depreciation)	$217,612,967
Net realized and unrealized gain	$215,551,164
Distributions to preferred shareholders from income	$(6,606,797)
Net increase in net assets from operations	$260,105,843

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 28, 2005 (Unaudited)	Period Ended August 31, 2004(1)
From operations - Net investment income	$51,161,476	$94,627,562
Net realized loss from investment transactions and foreign currency transactions	(2,061,803)	(20,422,348)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	217,612,967	167,448,193
Distributions to preferred shareholders from net investment income	(6,606,797)	(6,684,593)
Net increase in net assets from operations	$260,105,843	$234,968,814
Distributions to common shareholders - From net investment income	$(48,617,964)	$(78,293,633)
Total distributions to common shareholders	$(48,617,964)	$(78,293,633)
Capital share transactions - Proceeds from sale of common shares	$-	$1,390,188,935 (2)
Reinvestment of distributions to common shareholders	-	920,480
Offering costs and preferred shares underwriting discounts	-	(8,267,643)
Net increase in net assets from capital share transactions	$-	$1,382,841,772
Net increase in net assets	$211,487,879	$1,539,516,953
Net Assets Applicable to Common Shares
At beginning of period	$1,539,616,953	$100,000
At end of period	$1,751,104,832	$1,539,616,953
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of period	$4,518,964	$8,582,249

(1)  For the period from the start of business, September 30, 2003, to August 31, 2004.

(2)  Proceeds from sales of shares net of sales load paid of $65,506,285.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Six Months Ended February 28, 2005 (Unaudited)(2)		Period Ended August 31, 2004(1)(2)
Net asset value - Beginning of period (Common shares)	$21.140		$19.100	(3)
Income (loss) from operations
Net investment income	$0.702		$1.314
Net realized and unrealized gain	2.957		2.009
Distribution to preferred shareholders from net investment income	(0.091)		(0.093)
Total income from operations	$3.568		$3.230
Less distributions to common shareholders
From net investment income	$(0.668)		$(1.075)
Total distributions to common shareholders	$(0.668)		$(1.075)
Preferred and Common shares offering costs charged to paid-in capital	$-		$(0.018)
Preferred Shares underwriting discounts	$-		$(0.097)
Net asset value - End of period (Common shares)	$24.040		$21.140
Market value - End of period (Common shares)	$21.720		$19.120
Total Investment Return on Net Asset Value	18.08	%(4)	16.84	%(5)
Total Investment Return on Market Value	17.95	%(4)	5.67	%(5)

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Six Months Ended February 28, 2005 (Unaudited)(2)		Period Ended August 31, 2004(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of period (000's omitted)	$1,751,105		$1,539,617
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	1.09	%(7)	1.07	%(7)
Net investment income(6)	6.23	%(7)	6.97	%(7)
Portfolio Turnover	22%		87%

†  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):
Expenses(6)	1.38	%(7)	1.35	%(7)
Net investment income(6)	5.94	%(7)	6.69	%(7)
Net investment income per share	$0.670		$1.261

††  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):†††
Net expenses	0.76	%(7)	0.78	%(7)
Net investment income	4.38	%(7)	5.07	%(7)

†††  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):
Expenses	0.97	%(7)	0.98	%(7)
Net investment income	4.17	%(7)	4.87	%(7)
Senior Securities:
Total preferred shares outstanding	28,000		28,000
Asset coverage per preferred share(8)	$87,539		$79,989
Involuntary liquidation preference per preferred share(9)	$25,000		$25,000
Approximate market value per preferred share(9)	$25,000		$25,000

(1)  For the period from the start of business, September 30, 2003, to August 31, 2004.

(2)  Computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.900 per share paid by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 10, 2003. The Fund's investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income - Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $3,388,959, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire August 31, 2012. Additionally, at August 31, 2004, the Fund had net capital losses of $15,134,158 attributable to security transactions incurred after October 31, 2003. These capital losses are treated as arising on the first day of the Fund's taxable year ended August 31, 2005.

D  Offering Costs - Costs incurred by the Fund in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

E  Written Options - Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Purchased Options - Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

G  Swap Agreements - The Fund may enter into swap agreements to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or swapped between the parties, which returns are calculated with respect to a notional amount (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index). The Fund will enter into swaps on a net basis. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. The Fund is exposed to credit loss in the event of non-performance by the counterparty. These instruments are traded in the over-the-counter market. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

H  Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications - Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

K  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

L  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

M  Interim Financial Statements - The interim financial statements relating to February 28, 2005 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflects all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Auction Preferred Shares

The Fund issued 4,000 shares of Auction Preferred Shares (APS) Series A, 4,000 shares of APS Series B, 4,000 shares of APS Series C, 4,000 shares of APS Series D, 4,000 shares of APS Series E, 4,000 shares of APS Series F and 4,000 shares of APS Series G on December 10, 2003 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends of the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset by an auction based on the dividend period of each Series. Rates are reset weekly for Series B and Series C, annually for Series A, Series D and Series F, approximately monthly for Series E and approximately bi-monthly for Series G. The reset period for Series C was changed after the fiscal period ended August 31, 2004. Subsequent to February 28, 2005, the reset period for Series F was changed to a monthly reset period. Dividends are generally paid on the day following the end of the dividend period for Series B, Series C and Series E. Series A, Series D, Series F and Series G pay accumulated dividends on the first business day of each month and on the day following the end of the dividend period.

Dividend rate ranges for the six months ended February 28, 2005 are as indicated below:

Series	Dividend Rate Ranges
Series A	1.55	% - 2.45%
Series B	1.624	% - 2.65%
Series C	1.399	% - 2.55%
Series D	1.39	% - 3.295%
Series E	1.65	% - 2.55%
Series F	1.225%
Series G	1.82	% - 2.70%

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the Investment Company Act of 1940. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding Auction Preferred Shares. In addition, at least annually, the Funds intends to distribute net capital gain, if any. Distributions are recorded on the ex-dividend date. The applicable dividend rates for APS on February 28, 2005 are listed below. For the six months ended February 28, 2005, the amount of dividends each Series paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

Series	APS Dividend Rates as of February 28, 2005	Dividends Paid to Preferred Shareholders for the six months ended February 28, 2005	Average APS Dividend Rates for the six months ended February 28, 2005
Series A	2.450%	$1,188,014	2.362%
Series B	2.500%	$1,036,707	2.064%
Series C	2.550%	$782,773	1.582%
Series D	3.295%	$815,240	1.628%
Series E	2.550%	$1,062,683	2.083%
Series F	1.225%	$616,420	1.225%
Series G	2.700%	$1,104,960	2.198%

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee at a rate equal to 0.85% annually of average daily gross assets of the Fund. For the six months ended February 28, 2005, the advisory fee amounted to $9,920,944. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets for the first five years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. For the six months ended February 28, 2005, the Investment Adviser waived $2,334,341 of its advisory fee. The Adviser has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the six months ended February 28, 2005, the Investment Adviser waived $26,667 of its advisory fee.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 28, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $508,828,700 and $555,313,812, respectively, for the six months ended February 28, 2005.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at February 28, 2005, as computed on a Federal income tax basis, were as follows:

Aggregate cost	$2,049,798,734
Gross unrealized appreciation	$391,311,827
Gross unrealized depreciation	(6,258,866)
Net unrealized appreciation	$385,052,961

7  Common Shares of Beneficial Interest

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Six Months Ended February 28, 2005 (Unaudited)	Period Ended August 31, 2004(1)
Sales	-	72,789,761
Issued to shareholders electing to receive payments of distributions in Fund shares	-	46,139
Net increase	-	72,835,900

(1)  For the period from the start of business, September 30, 2003, to August 31, 2004.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at February 28, 2005.

Eaton Vance Tax-Advantaged Dividend Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC, Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Tax-Advantaged Dividend Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Tax-Advantaged Dividend Income Fund
c/o PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of February 28, 2005, our records indicate that there are 114 registered shareholders and approximately 62,268 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is EVT.

Eaton Vance Tax-Advantaged Dividend Income Fund

INVESTMENT MANAGEMENT

Officers
Thomas E. Faust Jr.
President and Chief Executive
Officer
James B. Hawkes
Vice President and Trustee
Thomas H. Luster
Vice President
Michael R. Mach
Vice President
Judith A Saryan
Vice President
James L. O'Connor
Treasurer and Principal Financial
Accounting Officer
Alan R. Dynner
Secretary	Trustees Samuel L. Hayes, III William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout

This Page Intentionally Left Blank

Investment Adviser and Administrator of Eaton Vance Tax-Advantaged Dividend Income Fund

Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian

Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 43027

Providence, RI 02940-3027

(800) 331-1710

Eaton Vance Tax-Advantaged Dividend Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

2004-4/05	CE-TADISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park and Lynn A. Stout are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the

“Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

 Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 9.           Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	April 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James L O’Connor
James L. O’Connor
Treasurer

Date:	April 15, 2005

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	April 15, 2005